WESTERN ASSET TRUST, INC.
                     MONEY MARKET PORTFOLIO
                    SHORT DURATION PORTFOLIO
                   LIMITED DURATION PORTFOLIO
                     INTERMEDIATE PORTFOLIO
                         CORE PORTFOLIO
                    LONG DURATION PORTFOLIO

     SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                     DATED OCTOBER 30, 1996


The following information is inserted on page 6:

Securities of Other Investment Companies

     A Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. A Fund will invest in such funds when, in the Adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.










                                                November 27, 1996